SCANA CONSOLIDATED

PROFORMA  BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)
                             Schedule   D-1

                                            SCANA     SCE&G              SC Fuel  SC Pipeline      SCANA        SCANA
                                            Parent Consolidated   Genco  Company  Consolidated  Development  Communications
                                            ---------------------------------------------------------------------------------
Assets
Utility Plant, Net .....................         0        3,458     183       43           167            0              0
                                            ---------------------------------------------------------------------------------
Nonutility Property
 and Investments
 (net of accumulated
 depreciation) .........................     2,641           19       0        0             0            5             881
                                            ---------------------------------------------------------------------------------
Current Assets:
 Cash and temporary
 cash investments ......................        18           78       0        0             6            1               0



                                            ---------------------------------------------------------------------------------
   Other current assets ................        45          278      19       30            64            0               4
                                            ---------------------------------------------------------------------------------
Total Current Assets ...................        63          356      19       30            70            1               4
                                            ---------------------------------------------------------------------------------
Deferred Debits ........................        16          478       4       31            13            3               0
                                            ---------------------------------------------------------------------------------
Total ..................................    $2,720       $4,311    $206     $104          $250           $9            $885
                                            =================================================================================

Capitalization and Liabilities
Stockholders' Investment:

   Common stock, shares issued
     and outstanding; ..................



Retained Earnings ......................
                                            ---------------------------------------------------------------------------------
Total Common Equity ....................     2,099        1,559      35        0           102            6             360
                                            ---------------------------------------------------------------------------------

Preferred Stock (Not subject
  to sinking fund requirements..........                    106
                                            ---------------------------------------------------------------------------------
Total Stockholders' Investment .........     2,099        1,665      35        0           102            6             360
                                            ---------------------------------------------------------------------------------
Preferred Stock
(Subject to sinking
fund requirements) .....................                     11

SCE&G - Obligated Mandatorily
 Redeemable Preferred Securities
 of SCE&G's Subsidiary Trust,
 SCE&G Trust I, holding solely
 $50 million principal amount
 of the 7.55% Junior Subordinated
 Debentures of SCE&G, due 2027 .........                     50

Long-Term Debt, net ....................       345          1121     81        0            41            0               0
                                            ---------------------------------------------------------------------------------
Total Capitalization ...................     2,444         2,847    116        0           143            6             360
                                            ---------------------------------------------------------------------------------
Current Liabilities ....................       254           495     36      105            83            3             346

Deferred Credits .......................        22           969     54       (1)           24            0             179
                                            ---------------------------------------------------------------------------------
Total ..................................    $2,720        $4,311   $206     $104          $250           $9            $885
                                            =================================================================================



                                                                      SCANA          Petroleum     Propane
                                             Primesouth    Energy    Resources       Resources       Gas      ServiceCare   Propane
                                            Consolidated  Marketing  Consolidated  Consolidated  Consolidated     Inc       Storage
                                           -----------------------------------------------------------------------------------------
Assets
Utility Plant, Net .....................             0          0             0              0           0           0          0
                                            ----------------------------------------------------------------------------------------
Nonutility Property
 and Investments
 (net of accumulated
 depreciation) .........................             8          7             0              0           0           3          0
                                            ----------------------------------------------------------------------------------------
Current Assets:
 Cash and temporary
 cash investments ......................             1         11             0              0           0           0          1



                                            ----------------------------------------------------------------------------------------
   Other current assets ................             1        124             1              1           1          17          1
                                            ----------------------------------------------------------------------------------------
Total Current Assets ...................             2        135             1              1           1          17          2
                                            ----------------------------------------------------------------------------------------
Deferred Debits ........................             1          1             1              0           0           1          0
                                            ----------------------------------------------------------------------------------------
Total ..................................           $11       $143            $2             $1          $1         $21         $2
                                            ========================================================================================

Capitalization and Liabilities
Stockholders' Investment:

   Common stock, shares issued
     and outstanding; ..................



Retained Earnings ......................
                                            ----------------------------------------------------------------------------------------
Total Common Equity ....................             2        (51)            0             (3)         19          (3)        25
                                            ----------------------------------------------------------------------------------------

Preferred Stock (Not subject
  to sinking fund requirements..........
                                            ----------------------------------------------------------------------------------------
Total Stockholders' Investment .........             2        (51)            0             (3)         19          (3)        25
                                            ----------------------------------------------------------------------------------------
Preferred Stock
(Subject to sinking
fund requirements) .....................

SCE&G - Obligated Mandatorily
 Redeemable Preferred Securities
 of SCE&G's Subsidiary Trust,
 SCE&G Trust I, holding solely
 $50 million principal amount
 of the 7.55% Junior Subordinated
 Debentures of SCE&G, due 202750 .......

Long-Term Debt, net ....................             0          0             0              0           0           0          0
                                            ----------------------------------------------------------------------------------------
Total Capitalization ...................             2        (51)            0             (3)         19          (3)        25
                                            ----------------------------------------------------------------------------------------
Current Liabilities ....................             9        195             2              1         (18)         24        (23)

Deferred Credits .......................             0         (1)            0              3           0           0          0
                                            ----------------------------------------------------------------------------------------
Total ..................................           $11       $143            $2             $1          $1         $21         $2
                                            ========================================================================================



                                                                                                   Merger
                                                              SCANA         PSNC                  Pro Forma     Merger
                                             Eliminations  Consolidated  Consolidated  Subtotal  Adjustments  Pro Forma
                                            ------------  ------------  ------------  --------  -----------  ---------
Assets
Utility Plant, Net .....................             0       $3,851          $523       $4,374      $466 (5)   $4,840
                                            -------------  ------------  ------------  --------  -----------  ---------
Nonutility Property
 and Investments
 (net of accumulated
 depreciation) .........................        (2,565)         999            30 (2)   $1,029                  1,029
                                            -------------  ------------  ------------  --------  -----------  ---------
Current Assets:
 Cash and temporary
 cash investments ......................             0          116            11          127       695 (3)
                                                                                                    (212)(5)
                                                                                                    (488)(4)
                                                                                                     (12)(5)      110
                                            -------------  ------------  ------------  --------  -----------  ---------
   Other current assets ................           (90)         496           138          634                    634
                                            -------------  ------------  ------------  --------  -----------  ---------
Total Current Assets ...................           (90)         612           149          761       (17)         744
                                            -------------  ------------  ------------  --------  -----------  ---------
Deferred Debits ........................             0          549            10 (2)      559         5 (3)      564
                                            -------------  ------------  ------------  --------  -----------  ---------
Total ..................................       $(2,655)      $6,011          $712        6,723      $454       $7,177
                                            =============  ============  ============  ========= ===========  =========

Capitalization and Liabilities
Stockholders' Investment:

   Common stock, shares issued
     and outstanding; ..................                     $1,379          $160        1,539      $475 (5)
                                                                                                    (488)(4)
                                                                                                    (160)(5)   $1,366

Retained Earnings ......................                        720           73           793       (73)(5)      720
                                            -------------  ------------  ------------  --------  -----------  ---------
Total Common Equity ....................        (2,051)       2,099          233         2,332      (246)        2,086
                                            -------------  ------------  ------------  --------  -----------  ---------

Preferred Stock (Not subject
  to sinking fund requirements..........                        106                        106                    106
                                            -------------  ------------  ------------  --------  -----------  ---------
Total Stockholders' Investment .........        (2,051)       2,205          233         2,438      (246)       2,192
                                            -------------  ------------  ------------  --------  -----------  ---------
Preferred Stock
(Subject to sinking
fund requirements) .....................                         11                         11                     11

SCE&G - Obligated Mandatorily
 Redeemable Preferred Securities
 of SCE&G's Subsidiary Trust,
 SCE&G Trust I, holding solely
 $50 million principal amount
 of the 7.55% Junior Subordinated
 Debentures of SCE&G, due 202750 .......                         50                         50                     50

Long-Term Debt, net ....................           (25)       1,563          150         1,713       700 (3)    2,413
                                            -------------  ------------  ------------  --------  -----------  ---------
Total Capitalization ...................        (2,076)       3,829          383         4,212       454        4,666
                                            -------------  ------------  ------------  --------  -----------  ---------
Current Liabilities ....................          (579)         933          231         1,164                  1,164
                                                                                                              ---------
Deferred Credits .......................                      1,249           98         1,347                  1,347
                                            -------------  ------------  ------------  --------  -----------  ---------
Total ..................................        (2,655)      $6,011         $712         6,723      $454       $7,177
                                            =============  ============  ============  ========  ===========  =========


Consolidating  balance  sheets  for  SCE&G,  SC  Pipeline,   Primesouth,   SCANA
Resources, Petroleum Resources, Propane Gas and PSNC are presented in Schedules D-3, D-5, D-7, D-9, D-11, D-13 and D-15, respectively.

SCANA CORPORATION

PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                        SCHEDULE     D-2

                                            SCANA     SCE&G              SC Fuel  SC Pipeline      SCANA        SCANA
                                            Parent Consolidated   Genco  Company  Consolidated  Development  Communications
                                            ---------------------------------------------------------------------------------
Operating Revenues .....................         0        1,467     106      203           342            0              0
                                            ---------------------------------------------------------------------------------
Operating Expenses:
 Operating Expenses.....................         0          926      85      198           315            0              0
 Depreciation and amortization..........                    154       7        0             7
 Income taxes...........................                    103       1        0             7
                                            ---------------------------------------------------------------------------------
Total Operating Expenses                         0        1,183      93      198           329            0              0

Operating Income........................         0          284      13        5            13            0              0
Other Income............................       211           13       0        0             5            0             24
                                            ---------------------------------------------------------------------------------
Income Before Interest Charges and
Preferred Stock Dividends...............       211          297      13        5            18            0             24

Interest Charges, Net...................        32          104       7        5             4            0             20
                                            ---------------------------------------------------------------------------------
Income Before Preferred Dividend
Requirements on Mandatorily
 Redeemable Preferred Securities........       179          193       6        0            14            0              4

Preferred Dividend Requirement of SCE&G-
 Obligated Mandatorily Redeemable
 Preferred Securities...................                      4
                                            ---------------------------------------------------------------------------------
Income Before Preferred Stock Cash
Dividends of Subsidiary.................       179          189       6        0            14            0              4

Preferred Stock Cash Dividends of
Subsidiary (At Stated Rates)............                      7

Net Income..............................       179          182       6        0            14            0               4
                                            =================================================================================

Weighted Average Common Shares
Outstanding (millions)..................

Basic Earnings Per Shares...............

Diluted Common Shares Outstanding
(millions)..............................

Diluted Earnings Per Share..............

Dividends Per Share.....................



                                                                      SCANA          Petroleum     Propane
                                             Primesouth    Energy    Resources       Resources       Gas      ServiceCare   Propane
                                            Consolidated  Marketing  Consolidated  Consolidated  Consolidated     Inc       Storage
                                            ----------------------------------------------------------------------------------------

Operating Revenues .....................             0          0             0              0           0           0          0
                                            ----------------------------------------------------------------------------------------
Operating Expenses:
 Operating Expenses.....................             0          0             0              0           0           0          0
 Depreciation and amortization..........
 Income taxes...........................
                                            ----------------------------------------------------------------------------------------
Total Operating Expenses                             0          0             0              0           0           0          0

Operating Income........................             0          0             0              0           0           0          0
Other Income............................             0        (44)           (2)            (5)          4          (1)        24
                                            ----------------------------------------------------------------------------------------
Income Before Interest Charges and
Preferred Stock Dividends...............             0        (44)           (2)            (5)          4          (1)        24

Interest Charges, Net...................             0          5             0              0           1           1          0
                                            ----------------------------------------------------------------------------------------
Income Before Preferred Dividend
Requirements on Mandatorily
 Redeemable Preferred Securities........             0        (49)           (2)            (5)          3          (2)        24
                                            ----------------------------------------------------------------------------------------

Preferred Dividend Requirement of SCE&G-
 Obligated Mandatorily Redeemable
 Preferred Securities...................

Income Before Preferred Stock Cash
Dividends of Subsidiary.................             0        (49)           (2)            (5)          3          (2)        24

Preferred Stock Cash Dividends of
Subsidiary (At Stated Rates)............

Net Income..............................             0        (49)           (2)            (5)          3          (2)        24
                                            ========================================================================================

Weighted Average Common Shares
Outstanding (millions)..................

Basic Earnings Per Shares...............

Diluted Common Shares Outstanding
(millions)..............................

Diluted Earnings Per Share..............

Dividends Per Share.....................




                                                                                         Merger
                                                             SCANA                      Pro Forma     Merger
                                           Eliminations  Consolidated      PSNC       Adjustments  Pro Forma
                                           ------------  ------------  ------------   -----------  ---------
                                                                                       Increase
                                                                                      (Decrease)

Operating Revenues .....................         (468)      $1,650          $307          $          $1,957
                                           -------------  ------------  ------------   -----------  ---------
Operating Expenses:
 Operating Expenses.....................         (462)       1,062           224                      1,286
 Depreciation and amortization..........            0          168            26            13 (7)      207
 Income taxes...........................           (1)         110            17           (17)(8)      110
                                           -------------  ------------  ------------   -----------  ---------
Total Operating Expenses                         (463)       1,340           267            (4)       1,603

Operating Income........................           (5)         310            40             4          354
Other Income............................         (207)          22             4             0           26
                                           -------------  ------------  ------------   -----------  ---------
Income Before Interest Charges and
Preferred Stock Dividends...............         (212)         332            44             4          380

Interest Charges, Net...................          (37)         142            18            46 (6)      206
                                           -------------  ------------  ------------   -----------  ---------
Income Before Preferred Dividend
Requirements on Mandatorily
 Redeemable Preferred Securities........         (175)         190            26           (42)         174

Preferred Dividend Requirement of SCE&G-
 Obligated Mandatorily Redeemable
 Preferred Securities...................                         4             0             0            4
                                           -------------  ------------  ------------   -----------  ---------
Income Before Preferred Stock Cash
Dividends of Subsidiary.................         (175)         186            26           (42)         170

Preferred Stock Cash Dividends of
Subsidiary (At Stated Rates)............                         7             0             0            7
                                           -------------  ------------  ------------   -----------  ---------
Net Income..............................         (175)        $179          $26           $(42)         $163
                                           =============  ============  ============   ===========  =========

Weighted Average Common Shares
Outstanding (millions)..................                       103.6        20.6                      104.7 (9)

Basic Earnings Per Shares...............                       $1.73        $1.25                     $1.56

Diluted Common Shares Outstanding
(millions)..............................                       103.6        20.8                      104.7

Diluted Earnings Per Share..............                       1.73         $1.24                     $1.56

Dividends Per Share.....................                                    $0.98



Consolidating income statements for SCE&G, SC Pipeline, Primesouth, SCANA Resources, Petroleum Resources, Propane Gas and PSNC are presented in Schedules D-4, D-6, D-8, D-10, D-12, D-14 and D-16, respectively.

SEC Adjustments
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)


                               SCANA          SCANA                    SCEG            SCEG                SCANA    SCE&G    SCANA
                               Orig.          Final      Diff          Orig.           Final        Diff   Parent  Consoli- Consoli-
                               U-3A-2                                 U-3A-2                                        dated    dated

                         -------------------------------------------------------------------------------- ----------------- --------
Assets
Utility Plant, Net          1,984,304      2,836,988      852,684     1,984,304      2,836,988    852,684     0        1          1

                         -------------------------------------------------------------------------------------------------- --------

Nonutility Property and
 Investments (net
 of accumulated
 depreciation)                      0     33,351,330   33,351,330             0              0          0    33        0         33

                         -------------------------------------------------------------------------------------------------- --------

Current Assets:
 Cash and temporary
   cash investments        45,352,872     45,352,872            0    24,263,922     24,263,922          0     0        0          0




 Other current assets      16,219,769     16,219,769            0    15,710,404     15,710,404          0     0        0          0
                         ------------------------------------------------------------------------------------ ------------- --------
Total Current Assets       61,572,641     61,572,641            0    39,974,326     39,974,326          0     0        0          0

Deferred Debits          (170,790,769)  (171,643,453)    (852,684) (157,741,422)  (158,594,106)  (852,684)    0       (1)        (1)

                         -------------------------------------------------------------------------------------------------- --------

Total                    (107,233,824)   (73,882,494)  33,351,330  (115,782,792)  (115,782,792)         0   $33       $0         33
                         ================================================================================================== ========



Capitalization and
Liabilities

Stockholders'
Investment:
 Common stock, shares
 issued and outstanding;



Retained Earnings        -------------------------------------------------------------------------------------------------- --------
Total Common Equity            (1,000)    21,677,364   21,678,364        (1,000)        (1,000)         0    22        0         22
                         -------------------------------------------------------------------------------------------------- --------

Preferred Stock
(Not subject                                                                                                  0                   0
to sinking
fund requirements)
Total Stockholders'      -------------------------------------------------------------------------------------------------- --------
Investment                     (1,000)    21,677,364   21,678,364        (1,000)        (1,000)         0    22        0         22
                         -------------------------------------------------------------------------------------------------- --------

Preferred Stock
(Subject to sinking fund     (560,000)      (560,000)           0      (560,000)      (560,000)         0     0        0          0
 requirements)

SCE&G - Obligated
 Manditorily
 Redeemable Preferred
 Securities of SCE&G's
 Subsidiary Trust, SCE&G
 Trust I, holding solely
 $50 million principal
 amount of the 7.55%
 Junior Subordinated
 Debentures of SCE&G,
 due 2027                                                                                                     0                   0

Long-Term Debt, net        (5,000,000)    (5,000,000)           0    (5,000,000)    (5,000,000)         0     0        0          0
                         -------------------------------------------------------------------------------------------------- --------

Total Capitalization       (5,561,000)    16,117,364   21,678,364    (5,561,000)    (5,561,000)         0    22        0         22
                         -------------------------------------------------------------------------------------------------- --------

Current Liabilities        40,040,504     40,040,504            0    18,934,854     18,934,854          0     0        0          0

Deferred Credits         (141,713,328)  (130,040,362)  11,672,966  (129,156,646)  (129,156,646)         0    11        0         11
                        --------------------------------------------------------------------------------------------------- --------

Total                    (107,233,824)   (73,882,494)  33,351,330  (115,782,792)  (115,782,792)         0   $33        0         33
                        =================================================================================================== ========








SCE&G  Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)
                                  Schedule   D-3

                                            SCE&G          SCE&G                           SCEG
                                            Parent        Trust 1    Eliminations      Consolidated

                                        ----------------------------------------------------------
Assets
Utility Plant, Net                             3458             0             0             $3,458
                                        ----------------------------------------------------------

Nonutility Property and Investments
 (net of accumulated depreciation)               20            52           (53)                19
                                        ----------------------------------------- ----------------

Current Assets:
  Cash and temporary cash investments            78             0             0                 78





  Other current assets                          278             0             0                278
                                        ----------------------------------------- -----------------
Total Current Assets                            356             0             0                356

Deferred Debits                                 478             0             0                478
                                        ----------------------------------------- -----------------
Total                                        $4,312           $52    $      (53)            $4,311
                                        ========================================  =================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued
   and outstanding;                                                                             $0



Retained Earnings                                                                                0
                                        ----------------------------------------  ------------------
Total Common Equity                           1,559             2            (2)             1,559
                                        ----------------------------------------  ------------------

Preferred Stock (Not subject to
sinking fund requirements)                      106             0             0                106
                                        ----------------------------------------  ------------------
Total Stockholders' Investment                1,665             2            (2)             1,665
                                        ----------------------------------------  ------------------

Preferred Stock (Subject to
sinking fund requirements)                       11             0             0                 11

SCE&G  -  Obligated  Manditorily
 Redeemable  Preferred  Securities
 of  SCE&G's Subsidiary Trust,
 SCE&G Trust I, holding solely
 $50 million principal amount
 of the 7.55% Junior Subordinated
 Debentures of SCE&G, due 2027                    0            50             0                 50

 Long-Term Debt, net                          1,173             0           (52)             1,121
                                        ----------------------------------------  ------------------

Total Capitalization                          2,849            52           (54)             2,847
                                        ----------------------------------------  ------------------
Current Liabilities                             495             0             0                495

Deferred Credits                                969             0             0                969
                                        ----------------------------------------  ------------------
Total                                        $4,313           $52           (54)            $4,311
                                        ========================================  ==================




SCE&G Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                                   SCHEDULE D-4

                                                        SCE&G          SCE&G                                    SCE&G
                                                        Parent         Trust 1       Eliminations            Consolidated
                                                        ----------------------------------------------    --------------------


Operating Revenues...........................             1,467              0                0                 $ 1,467
                                                        ----------------------------------------------    --------------------

Operating Expenses:
     Operating Expenses........................             926              0                0                     926
     Depreciation and amortization............              154              0                0                     154
     Income taxes.................................          103              0                0                     103
                                                        ----------------------------------------------    --------------------
Total Operating Expenses                                  1,183              0                0                   1,183

Operating Income.................................           284              0                0                     284
Other Income.......................................          13              4               (4)                     13
                                                        ----------------------------------------------    --------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................       297              4               (4)                    297
Interest Charges, Net...........................            108              0               (4)                    104

                                                        ----------------------------------------------    --------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities........    189              4                0                     193
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................        0              4                0                       4
                                                        ----------------------------------------------    --------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................         189              0                0                     189
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................           7              0                0                       7

Net Income.......................................           182              0                0                   $ 182
                                                        ==============================================    ====================




SC Pipeline Corp. Consolidated
PROFORMA  BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                                      Schedule D-5

                                                                         SCPC         C&T                          SCPC
                                                                        Parent      Pipeline   Eliminations    Consolidated
                                                                     --------------------------------------- ------------------
Assets
Utility Plant, Net                                                            167            0            0               $167
                                                                     --------------------------------------- ------------------

Nonutility Property and Investments (net of accumulated
    depreciation)                                                               0            0            0                  0
                                                                     --------------------------------------- ------------------

Current Assets:
   Cash and temporary cash investments                                          6            0            0                  6



   Other current assets                                                        64            7           (7)                64
                                                                     --------------------------------------- ------------------
Total Current Assets                                                           70            7           (7)                70

Deferred Debits                                                                13            0            0                 13
                                                                     --------------------------------------- ------------------

Total                                                                        $250           $7         $ (7)              $250
                                                                     ======================================= ==================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and outstanding;                                                                             $0



Retained Earnings                                                                                                            0
                                                                     --------------------------------------- ------------------
Total Common Equity                                                            98            4            0                102
                                                                     --------------------------------------- ------------------

Preferred Stock (Not subject to sinking fund requirements)                      0            0            0                  0
                                                                     --------------------------------------- ------------------
Total Stockholders' Investment                                                 98            4            0                102
                                                                     --------------------------------------- ------------------

Preferred Stock (Subject to sinking fund requirements)                          0            0            0                  0

SCE&G - Obligated Manditorily Redeemable Preferred
  Securities of SCE&G's Subsidiary Trust, SCE&G
  Trust I, holding solely $50 million principal amount of the
  7.55% Junior Subordinated Debentures of SCE&G, due 2027                       0            0            0                  0

Long-Term Debt, net                                                            41            0            0                 41
                                                                     --------------------------------------- ------------------

Total Capitalization                                                          139            4            0                143
                                                                     --------------------------------------- ------------------

Current Liabilities                                                            87            3           (7)                83

Deferred Credits                                                               24            0            0                 24
                                                                     --------------------------------------- ------------------

Total                                                                        $250           $7           (7)              $250
                                                                     ======================================= ==================




SC Pipeline Corp. Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                                                    SCHEDULE  D-6

                                                          SCPC           C&T                                SCPC
                                                         Parent        Pipeline    Eliminations         Consolidated
                                                      -------------------------------------------    --------------------


Operating Revenues...........................               342              0             0                   $ 342
                                                      -------------------------------------------    --------------------

Operating Expenses:
     Operating Expenses........................             315              0             0                     315
     Depreciation and amortization............                7              0             0                       7
     Income taxes.................................            7              0             0                       7

                                                      -------------------------------------------    --------------------
Total Operating Expenses                                    329              0             0                     329

Operating Income.................................            13              0             0                      13
Other Income.......................................           1              4             0                       5
                                                      -------------------------------------------    --------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................        14              4             0                      18
Interest Charges, Net...........................              4              0             0                       4

                                                      -------------------------------------------    --------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities......       10              4             0                      14
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................        0              0             0                       0
                                                      -------------------------------------------    --------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................          10              4             0                      14
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................           0              0             0                       0

Net Income.......................................            10              4             0                    $ 14
                                                      ===========================================    ====================




PrimeSouth Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                                    Schedule D-7

                                                                   Primesouth   Palmark                   Primesouth
                                                                     Parent      Inc.     Eliminations   Consolidated
                                                                   ----------------------------------- ------------------
Assets
Utility Plant, Net                                                          0           0           0                 $0
                                                                   ----------------------------------- ------------------

Nonutility Property and Investments (net of accumulated
    depreciation)                                                           8           0           0                  8
                                                                   ----------------------------------- ------------------

Current Assets:
   Cash and temporary cash investments                                      0           1           0                  1



   Other current assets                                                     2           0          (1)                 1
                                                                   ----------------------------------- ------------------
Total Current Assets                                                        2           1          (1)                 2

Deferred Debits                                                             1           0           0                  1
                                                                   ----------------------------------- ------------------

Total                                                                     $11          $1        $ (1)               $11
                                                                   =================================== ==================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and outstanding;                                                                       $0



Retained Earnings                                                                                                      0
                                                                   ----------------------------------- ------------------
Total Common Equity                                                         2           0           0                  2
                                                                   ----------------------------------- ------------------

Preferred Stock (Not subject to sinking fund requirements)                  0           0           0                  0
                                                                   ----------------------------------- ------------------
Total Stockholders' Investment                                              2           0           0                  2
                                                                   ----------------------------------- ------------------

Preferred Stock (Subject to sinking fund requirements)                      0           0           0                  0

SCE&G - Obligated Manditorily Redeemable Preferred
   Securities of SCE&G's Subsidiary Trust, SCE&G
   Trust I, holding solely $50 million principal amount of the
   7.55% Junior Subordinated Debentures of SCE&G, due 2027                  0           0           0                  0

Long-Term Debt, net                                                         0           0           0                  0

                                                                   ----------------------------------- ------------------

Total Capitalization                                                        2           0           0                  2
                                                                   ----------------------------------- ------------------

Current Liabilities                                                         9           1          (1)                 9

Deferred Credits                                                            0           0           0                  0
                                                                   ----------------------------------- ------------------

Total                                                                     $11          $1          (1)               $11
                                                                   =================================== ==================



PrimeSouth Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                                       SCHEDULE D-8

                                                          Primesouth        Palmark                                 Primesouth
                                                            Parent           Inc.          Eliminations            Consolidated
                                                      ------------------------------------------------------    --------------------


Operating Revenues...........................                      0                0                 0                     $ -
                                                      ------------------------------------------------------    --------------------

Operating Expenses:
     Operating Expenses........................                    0                0                 0                       0
     Depreciation and amortization............                     0                0                 0                       0
     Income taxes.................................                 0                0                 0                       0

                                                      ------------------------------------------------------    --------------------
Total Operating Expenses                                           0                0                 0                       0

Operating Income.................................                  0                0                 0                       0
Other Income.......................................                0                0                 0                       0
                                                      ------------------------------------------------------    --------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................              0                0                 0                       0
Interest Charges, Net...........................                   0                0                 0                       0

                                                      ------------------------------------------------------    --------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities......             0                0                 0                       0
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................             0                0                 0                       0
                                                      ------------------------------------------------------    --------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................                0                0                 0                       0
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................                0                0                 0                       0

Net Income.......................................                  0                0                 0                     $ -
                                                      ======================================================    ====================




SCANA Resources Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                                  Schedule D-9

                                                                 SC Resources    Instel                     SC Resources
                                                                    Parent        Inc.     Eliminations     Consolidated
                                                                 --------------------------------------- -------------------
Assets
Utility Plant, Net                                                          0            0            0                  $0
                                                                 --------------------------------------- -------------------

Nonutility Property and Investments (net of accumulated
    depreciation)                                                           0            0            0                   0
                                                                 --------------------------------------- -------------------

Current Assets:
   Cash and temporary cash investments                                      0            0            0                   0





   Other current assets                                                     1            0            0                   1
                                                                 --------------------------------------- -------------------
Total Current Assets                                                        1            0            0                   1

Deferred Debits                                                             1            0            0                   1
                                                                 --------------------------------------- -------------------

Total                                                                      $2           $0          $ -                  $2
                                                                 ======================================= ===================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and outstanding;                                                                          $0



Retained Earnings                                                                                                         0
                                                                 --------------------------------------- -------------------
Total Common Equity                                                         0            0            0                   0
                                                                 --------------------------------------- -------------------

Preferred Stock (Not subject to sinking fund requirements)                  0            0            0                   0
                                                                 --------------------------------------- -------------------
Total Stockholders' Investment                                              0            0            0                   0
                                                                 --------------------------------------- -------------------

Preferred Stock (Subject to sinking fund requirements)                      0            0            0                   0

SCE&G - Obligated Manditorily Redeemable Preferred
   Securities of SCE&G's Subsidiary Trust, SCE&G
   Trust I, holding solely $50 million principal amount of the
   7.55% Junior Subordinated Debentures of SCE&G, due 2027                  0            0            0                   0

Long-Term Debt, net                                                         0            0            0                   0

                                                                 --------------------------------------- -------------------

Total Capitalization                                                        0            0            0                   0
                                                                 --------------------------------------- -------------------

Current Liabilities                                                         2            0            0                   2

Deferred Credits                                                            0            0            0                   0
                                                                 --------------------------------------- -------------------

Total                                                                      $2           $0            0                  $2
                                                                 ======================================= ===================



SCANA Resources Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                     SCHEDULE D-10


                                                       SC Resources    Instel                      SC Resources
                                                          Parent        Inc.     Eliminations      Consolidated
                                                       ---------------------------------------  -------------------


Operating Revenues...........................                   0            0            0                  $ -
                                                       ---------------------------------------  -------------------

Operating Expenses:
     Operating Expenses........................                 0            0            0                    0
     Depreciation and amortization............                  0            0            0                    0
     Income taxes.................................              0            0            0                    0

                                                       ---------------------------------------  -------------------
Total Operating Expenses                                        0            0            0                    0

Operating Income.................................               0            0            0                    0
Other Income.......................................            (1)          (1)           0                   (2)
                                                       ---------------------------------------  -------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................          (1)          (1)           0                   (2)
Interest Charges, Net...........................                0            0            0                    0

                                                       ---------------------------------------  -------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities.........      (1)          (1)           0                   (2)
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................          0            0            0                    0
                                                       ---------------------------------------  -------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................            (1)          (1)           0                   (2)
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................             0            0            0                    0

Net Income.......................................              (1)          (1)           0                 $ (2)
                                                       =======================================  ===================




Petroleum Resources Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                              Schedule  D-11

                                                               Petroleum   SPR-Gas                    Petroleum
                                                               Resources  Services                    Resources
                                                                Parent      Inc.    Eliminations    Consolidated
                                                              ----------------------------------- ------------------
Assets
Utility Plant, Net                                                      0         0            0                 $0
                                                              ----------------------------------- ------------------

Nonutility Property and Investments (net of accumulated
    depreciation)                                                       0         0            0                  0
                                                              ----------------------------------- ------------------

Current Assets:
   Cash and temporary cash investments                                  0         0            0                  0





   Other current assets                                                 1         0            0                  1
                                                              ----------------------------------- ------------------
Total Current Assets                                                    1         0            0                  1

Deferred Debits                                                         0         0            0                  0
                                                              ----------------------------------- ------------------

Total                                                                  $1        $0          $ -                 $1
                                                              =================================== ==================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and outstanding;                                                                  $0



Retained Earnings                                                                                                 0
                                                              ----------------------------------- ------------------
Total Common Equity                                                    (3)        0            0                 (3)
                                                              ----------------------------------- ------------------

Preferred Stock (Not subject to sinking fund requirements)              0         0            0                  0
                                                              ----------------------------------- ------------------
Total Stockholders' Investment                                         (3)        0            0                 (3)
                                                              ----------------------------------- ------------------

Preferred Stock (Subject to sinking fund requirements)                  0         0            0                  0

SCE&G - Obligated Manditorily Redeemable Preferred
   Securities of SCE&G's Subsidiary Trust, SCE&G
   Trust I, holding solely $50 million principal amount of the
   7.55% Junior Subordinated Debentures of SCE&G, due 2027              0         0            0                  0

Long-Term Debt, net                                                     0         0            0                  0

                                                              ----------------------------------- ------------------

Total Capitalization                                                   (3)        0            0                 (3)
                                                              ----------------------------------- ------------------

Current Liabilities                                                     1         0            0                  1

Deferred Credits                                                        3         0            0                  3
                                                              ----------------------------------- ------------------

Total                                                                  $1        $0            0                 $1
                                                              =================================== ==================



Petroleum Resources Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                           SCHEDULE D-12

                                                              Petroleum     SPR-Gas                       Petroleum
                                                              Resources     Services                      Resources
                                                                Parent        Inc.     Eliminations     Consolidated
                                                             ---------------------------------------  ------------------


Operating Revenues...........................                         0            0            0                 $ -
                                                             ---------------------------------------  ------------------

Operating Expenses:
     Operating Expenses........................                       0            0            0                   0
     Depreciation and amortization............                        0            0            0                   0
     Income taxes...............................                      0            0            0                   0

                                                             ---------------------------------------  ------------------
Total Operating Expenses                                              0            0            0                   0

Operating Income.................................                     0            0            0                   0
Other Income.......................................                  (5)           0            0                  (5)
                                                             ---------------------------------------  ------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................                (5)           0            0                  (5)
Interest Charges, Net...........................                      0            0            0                   0

                                                             ---------------------------------------  ------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities.........            (5)           0            0                  (5)
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................                0            0            0                   0
                                                             ---------------------------------------  ------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................                  (5)           0            0                  (5)
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................                   0            0            0                   0

Net Income.......................................                    (5)           0            0                $ (5)
                                                             =======================================  ==================




Propane Gas Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                               Schedule D-13

                                                               Propane                                        Propane
                                                                 Gas       USA    Propane                       Gas
                                                                Parent  Cylinder   Supply  Eliminations    Consolidated
                                                               ----------------------------------------- ------------------
Assets
Utility Plant, Net                                                    0         0        0            0                 $0
                                                               ----------------------------------------- ------------------

Nonutility Property and Investments (net of accumulated
    depreciation)                                                     0         0        0            0                  0
                                                               ----------------------------------------- ------------------

Current Assets:
   Cash and temporary cash investments                                0         0        0            0                  0





   Other current assets                                               1         4        4           (8)                 1
                                                               ----------------------------------------- ------------------
Total Current Assets                                                  1         4        4           (8)                 1

Deferred Debits                                                       0         0        0            0                  0
                                                               ----------------------------------------- ------------------

Total                                                                $1        $4       $4         $ (8)                $1
                                                               ========================================= ==================


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and outstanding;                                                                         $0



Retained Earnings                                                                                                        0
                                                               ----------------------------------------- ------------------
Total Common Equity                                                  15         3        2           (1)                19
                                                               ----------------------------------------- ------------------

Preferred Stock (Not subject to sinking fund requirements)            0                  0            0                  0
                                                               ----------------------------------------- ------------------
Total Stockholders' Investment                                       15         3        2           (1)                19
                                                               ----------------------------------------- ------------------

Preferred Stock (Subject to sinking fund requirements)                0         0        0            0                  0

SCE&G - Obligated Manditorily Redeemable Preferred
   Securities of SCE&G's Subsidiary Trust, SCE&G
   Trust I, holding solely $50 million principal amount of the
   7.55% Junior Subordinated Debentures of SCE&G, due 2027            0         0        0            0                  0

Long-Term Debt, net                                                   0         0        0            0                  0

                                                               ----------------------------------------- ------------------

Total Capitalization                                                 15         3        2           (1)                19
                                                               ----------------------------------------- ------------------

Current Liabilities                                                 (13)        1        2           (8)               (18)

Deferred Credits                                                      0         0        0            0                  0
                                                               ----------------------------------------- ------------------

Total                                                                $2        $4       $4           (9)                $1
                                                               ========================================= ==================



Propane Gas Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in  millions,  except per shareamounts)

                                                 SCHEDULE D-14

                                                               Propane                                               Propane
                                                                 Gas         USA      Propane                          Gas
                                                               Parent     Cylinder     Supply   Eliminations      Consolidated
                                                             -----------------------------------------------    ------------------


Operating Revenues...........................                        0           0          0           0                   $ -
                                                             -----------------------------------------------    ------------------

Operating Expenses:
     Operating Expenses........................                      0           0          0           0                     0
     Depreciation and amortization............                       0           0          0           0                     0
     Income taxes.................................                   0           0          0           0                     0

                                                             -----------------------------------------------    ------------------
Total Operating Expenses                                             0           0          0           0                     0

Operating Income.................................                    0           0          0           0                     0
Other Income.......................................                  1           2          1           0                     4
                                                             -----------------------------------------------    ------------------

Income Before Interest Charges and Preferred Stock
     Dividends.......................................                1           2          1           0                     4
Interest Charges, Net...........................                     1           0          0           0                     1

                                                             -----------------------------------------------    ------------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities.........            0           2          1           0                     3
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities.......................................               0           0          0           0                     0
                                                             -----------------------------------------------    ------------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................                  0           2          1           0                     3
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................                  0           0          0           0                     0

Net Income.......................................                    0           2          1           0                   $ 3
                                                             ===============================================    ==================




PSNC Consolidated
PROFORMA BALANCE SHEET
AS OF DECEMBER 31, 1999
(unaudited)
(Dollars in millions)

                                                 Schedule D-15

                                              PSNC      Blue       PSNC                Clean      PSNC                     PSNC
                                             Parent     Ridge   Production   SONAT    Energy    Cardinal  Eliminations Consolidated
                                            ------------------------------------------------------------------------ --------------
Assets
Utility Plant, Net                                523         0          0         0         0          0         0           $523
                                            ------------------------------------------------------------------------ --------------

Nonutility Property and Investments
    (net of accumulated depreciation)              40        11          6         0         0         18       (45)            30
                                            ------------------------------------------------------------------------ --------------

Current Assets:
   Cash and temporary cash investments              1         0          7         3         0          0         0             11



   Other current assets                           111         0         14        17         0          0        (4)           138
                                            ------------------------------------------------------------------------ --------------
Total Current Assets                              112         0         21        20         0          0        (4)           149

Deferred Debits                                     8         0          2         0         0          0         0             10
                                            ------------------------------------------------------------------------ --------------

Total                                            $683       $11        $29       $20        $0        $18     $ (49)          $712
                                            ======================================================================== ==============


Capitalization and Liabilities
Stockholders' Investment:
   Common stock, shares issued and
   outstanding;                                                                                                                 $0



Retained Earnings                                                                                                                0
                                            ------------------------------------------------------------------------ --------------
Total Common Equity                               232         1          3         6         7          1       (17)           233
                                            ------------------------------------------------------------------------ --------------

Preferred Stock (Not subject to sinking
   fund requirements)                               0                    0         0         0          0         0              0
                                            ------------------------------------------------------------------------ --------------
Total Stockholders' Investment                    232         1          3         6         7          1       (17)           233
                                            ------------------------------------------------------------------------ --------------

Preferred Stock (Subject to sinking fund
    requirements)                                   0         0          0         0         0          0         0              0

SCE&G - Obligated Manditorily Redeemable
   Preferred Securities of SCE&G's
   Subsidiary Trust, SCE&G Trust I,
   holding solely $50 million principal
   amount of the 7.55% Junior Subordinated
   Debentures of SCE&G, due 2027                    0         0          0         0         0          0         0              0

Long-Term Debt, net                               150         0          0         0         0          0         0            150

                                            ------------------------------------------------------------------------ --------------

Total Capitalization                              382         1          3         6         7          1       (17)           383
                                            ------------------------------------------------------------------------ --------------

Current Liabilities                               203         9         26        14        (7)        17       (31)           231

Deferred Credits                                   98         1          0         0         0          0        (1)            98
                                            ------------------------------------------------------------------------ --------------

Total                                            $683       $11        $29       $20        $0        $18       (49)          $712
                                            ======================================================================== ==============



PSNC Consolidated
PRO FORMA CONDENSED STATEMENT OF INCOME
TWELVE MONTHS ENDED DECEMBER 31, 1999
(unaudited)
(Dollars in millions, except per share amounts)

                                                 SCHEDULE D-16

                                                      PSNC   Blue       PSNC            Clean     PSNC                      PSNC
                                                     Parent  Ridge   Production  SONAT  Energy  Cardinal  Eliminations  Consolidated
                                                   -------------------------------------------------------------------- ------------


Operating Revenues...........................           307      0           0       0       0        0            0        $ 307
                                                   -------------------------------------------------------------------- ------------

Operating Expenses:
     Operating Expenses........................         224      0           0       0       0        0            0          224
     Depreciation and amortization............           26      0           0       0       0        0            0           26
     Income taxes.................................       17      0           0       0       0        0            0           17

                                                   -------------------------------------------------------------------- ------------
Total Operating Expenses                                267      0           0       0       0        0            0          267

Operating Income.................................        40      0           0       0       0        0            0           40
Other Income.......................................       4      1           2       1       0        0           (4)           4
                                                   -------------------------------------------------------------------- ------------

Income Before Interest Charges and Preferred Stock
     Dividends.....................................      44      1           2       1       0        0           (4)          44
Interest Charges, Net...........................         18      0           0       0       0        0            0           18

                                                   -------------------------------------------------------------------- ------------

Income Before Preferred Dividend Requirements on
     Mandatorily Redeemable Preferred Securities...      26      1           2       1       0        0           (4)          26
Preferred Dividend Requirement of SCE&G -
     Obligated Mandatorily Redeemable Preferred
     Securities....................................       0      0           0       0       0        0            0            0
                                                   -------------------------------------------------------------------- ------------

Income Before Preferred Stock Cash Dividends of
     Subsidiary....................................      26      1           2       1       0        0           (4)          26
Preferred Stock Cash Dividends of Subsidiary (At
     Stated Rates).................................       0      0           0       0       0        0            0            0

Net Income.......................................        26      1           2       1       0        0           (4)        $ 26
                                                   ==================================================================== ============



                      NOTES TO PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS
                      TWELVE MONTHS ENDED DECEMBER 31, 1999


1. The adjustments assumed no change in accounting policies for SCANA or PSNC and no intercompany eliminations because transactions between the companies are not material.

2. In order to conform PSNC's financial statements with SCANA's financial statement presentation, the amounts shown reflect the reclassification of $29 million from Deferred Debits - Other to Nonutility Property and Investments, net.

3. Reflects the incurrence of $700 million (assuming an underwriting discount of $5 million) of long-term debt, the proceeds of which are to be applied to pay the SCANA Cash Consideration and the PSNC Cash Consideration.

4. Pursuant to the merger agreement, this adjustment reflects the SCANA Cash Consideration paid to SCANA shareholders who will elect to receive cash instead of common stock. The adjustment shows the cash pool of $700 million available for payment reduced by the amount of the cash paid to PSNC shareholders in adjustment (5) below. The amount of adjustment reflects a total payment of $488 million at a cash price of $30 per share.

5. Pursuant to the merger agreement, cash consideration will be paid to the PSNC shareholders who elect to receive cash instead of common stock. The amount of the cash consideration shows elections for cash made at a maximum amount of the cash available for PSNC shareholders at a total payment of $212 million at a cash price of $33 per share.

        This adjustment reflects the SCANA and PSNC Cash and Stock Consideration as described in the merger agreement. The adjustment recognizes the conversion of the remaining shares of SCANA common stock and PSNC common stock net of the shares which were converted to cash. The adjustment is based on the number of shares outstanding as of February 15, 2000. The conversion represents the exchange of each share of PSNC common stock into 1.21 shares of SCANA common stock. The total shares exchanged and stock consideration is based on the following (share amounts in millions):

                                                      As of December 31, 1999
                                            --------------------------------------------
                                            ------------    -------------   ------------
                                            PSNC            SCANA           Pro Forma
                                            ------------    -------------   ------------

        Shares Outstanding End of Period            20.6           103.6
        Shares Redeemed for Cash                    (6.2)          (16.3)
                                            ------------    -------------

        Remaining Shares to be Exchanged            14.4            87.3
        PSNC Exchange Ratio                          1.2             1.0
                                            ------------    -------------

        Stock Consideration                         17.4            87.3          104.7
                                            ------------    -------------   ------------

        This adjustment also reflects the recognition of an acquisition adjustment equal to the excess of the purchase price over the net book value of assets and liabilities of PSNC acquired (resulting in the elimination of PSNC's retained earnings). The adjustment shows total purchase consideration equal to cash of $212 million and 17.4 million shares of SCANA common stock. The calculation of the acquisition adjustment for the balance sheet presented is based on the following (amounts in millions, except PSNC Exchange Ratio and the Estimated Price per Share):

                                           December 31, 1999
                                         -----------------------------

        Cash Consideration                    $    212
                                          -------------

        Common Stock Consideration:
        PSNC Stock Converted                    14.392
        PSNC Exchange Ratio                       1.21
                                          -------------

        New Shares Issued                        17.41
        Estimated Price per Share              $ 27.27
                                          -------------

        Total Stock Consideration                $ 475
        Acquisition Costs                           12
                                          -------------

        Total Cost                                 699
        Less Net Book Value of PSNC                233
                                          -------------

        Total Acquisition Adjustment             $ 466
                                          -------------

6. Reflects the recognition of interest expense related to the incurrence of debt ($700 million) at an assumed annual rate of 6.50%.

7. To record amortization expense for the acquisition adjustment of $466 million assuming a 35-year amortization period.

8. To record the effect on income taxes of the additional interest expense, using the effective statutory rate of 38.25%.

9. Calculation of Weighted Average Shares Outstanding (in millions, except PSNC Exchange Ratio and Redemption Price per Share):

                                                            For the Twelve Months Ended
                                                                   December 31, 1999
                                                    --------------------------------------------
                                                    ------------    -------------   ------------
                                                    PSNC            SCANA           Pro Forma
                                                    ------------    -------------   ------------

        Weighted Average Shares Outstanding                20.6            103.6
        Shares Redeemed for Cash (*)                       (6.2)           (16.3)
                                                    ------------    -------------
        Net Shares                                         14.4             87.3
        PSNC Exchange Ratio                          X   1.21       X      1.0
                                                    ------------    -------------
        SCANA Weighted Average Shares Outstanding          17.4             87.3          104.7
                                                                                    ------------

        (*) Shares redeemed based on the following calculation (see notes 4 and 5):

        Allocated Cash for Redemption                                      $ 212          $ 488
         Less: Cash for Options                                            $ (8)          -
                                                                    -------------   ------------
        Remaining Cash for Redemption                                      $ 204          $ 488
        Redemption Price per Share                                            33             30
                                                                    -------------   ------------
        Shares Redeemed                                                      6.2           16.3
                                                                    -------------   ------------